SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 9, 2015

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  702-221-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment to First Lien Credit Agreement

On January 9, 2015, Full House Resorts, Inc. (the “Company”) entered into a Third Amendment to First Lien Credit Agreement (the “First Lien Amendment”), which amends certain provisions of the First Lien Credit Agreement dated as of June 29, 2012 (as amended, the “First Lien Credit Agreement”) by and among the Company, as borrower, the financial institutions from time to time listed therein (the “Lenders”) and Capital One, National Association as administrative agent for the Lenders, as L/C Issuer and Swing Line Lender (each as defined in the First Lien Credit Agreement).

The First Lien Amendment generally provides changes and other modifications to the First Lien Credit Agreement to modify, among other things, certain financial covenants effective as of December 31, 2014 and going forward through the term of the loan. The First Lien Amendment also extends the time period for draws against the $10 million term loan associated with the hotel construction at Silver Slipper Casino to May 31, 2015.

A copy of the First Lien Amendment is attached as Exhibit 10.1 to this Form 8K and incorporated herein by reference.

Amendment to Second Lien Credit Agreement

On January 9, 2015 the Company entered into an Amendment No. 3 to Second Lien Credit Agreement (the “Second Lien Amendment”), which amends certain provisions of the Second Lien Credit Agreement dated as of October 1, 2012 (as amended, the “Second Lien Credit Agreement”) by and among the Company, as borrower, the financial institutions from time to time listed therein (the “Second Lien Lenders”) and ABC Funding, LLC as administrative agent for the Second Lien Lenders.

The Second Lien Amendment generally provides changes and other modifications to the Second Lien Credit Agreement to, among other things, (i) modify certain financial covenants effective as of December 31, 2014 and going forward through the term of the loan, and (ii) extend the maturity date to April 1, 2017.

The Company’s affiliates are parties to the Second Lien Amendment as guarantors.

A copy of the Second Lien Amendment is attached as Exhibit 10.2 to this Form 8K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events

On December 15, 2014, the Board of Directors (the “Board”) of the Company elected director Bradley Tirpak to serve as the Chairman of the Board.

On December 15, 2014, the Board scheduled the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 5, 2015 in Las Vegas, Nevada. The Company’s common stockholders at the close of business on March 23, 2015, the record date, will be entitled to vote at the Annual Meeting.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1
Third Amendment to First Lien Credit Agreement dated as of January 9, 2015 and effective as of December 31, 2014, by and among Full House Resorts, Inc., as borrower, the Lenders named therein and Capital One, National Association, as administrative agent for the Lenders, as L/C Issuer and as Swing Line Lender.

Exhibit 10.2
Amendment No. 3 to Second Lien Credit Agreement dated as of January 9, 2015 and effective as of December 31, 2014, by and among Full House Resorts, Inc., as borrower, the Lenders named therein, ABC Funding, LLC as administrative agent, and solely for the purposes of Section IV thereof, the Guarantors listed on the signature pages thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: January 14, 2015	/s/ Elaine L. Guidroz
Elaine L. Guidroz
Secretary

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